UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2022

META FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 497-7497

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CASH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported, Meta Financial Group, Inc. (the “Company”), on behalf of itself and its wholly-owned subsidiaries, including MetaBank, National Association (“MetaBank”), executed a Purchase Agreement (the “Agreement”) on December 7, 2021 pursuant to which the Company sold the Meta names and trademarks, including MetaBank and Meta Financial Group, and related assets such as Meta and Meta-formative domain names and social media accounts and associated goodwill, subject to a one year transition period. On March 29, 2022, the Company announced that it would change its name to “Pathward Financial, Inc.” and that MetaBank would change its name to Pathward, National Association (the “Name Change”).

In connection with the Name Change, on July 13, 2022, the Company filed an Amended and Restated Certificate of Incorporation with the Secretary of the State of Delaware (the “Secretary”) to amend and restate the Company’s Restated Certificate of Incorporation to change the Company’s name to “Pathward Financial, Inc.,” effective upon filing with the Secretary. Apart from changing the Company’s name, no other items or provisions in the Company’s Restated Certificate of Amendment were changed. Pursuant to Sections 242 and 245 of the Delaware General Corporation Law (“DGCL”), no meeting or vote of stockholders is required in connection with an amendment and restatement that effects only a change of the Company’s corporate name. The Company also adopted the Third Amended and Restated By-laws of the Company to reflect the Name Change, effective July 13, 2022. There were no other amendments to the By-laws.

The Company’s common stock remains traded on the Nasdaq Stock Market under the symbol “CASH”. In connection with the Name Change, the Company also changed the name of its wholly-owned subsidiary MetaBank, National Association to Pathward, National Association, effective on July 13, 2022, by amending MetaBank’s articles of incorporation and bylaws.

The foregoing descriptions of the Amended and Restated Certificate of Incorporation and the Third Amended and Restated Bylaws contained in this Current Report on Form 8-K are qualified in their entirety by reference to the complete texts of the Amended and Restated Certificate of Incorporation and the Third Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation of the Company
3.2	Third Amended and Restated Bylaws of the Company
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document).

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

Date: July 13, 2022	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President and Chief Financial Officer